                                                   UNITED STATES

                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      PURSUANT TO SECTION 13 OR 15(D) OF THE

                                          SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 9, 2007

                                     COMMISSION FILE NUMBER OF ISSUING ENTITY:
                                                   333-140610-18

                                            RALI SERIES 2007-QH9 TRUST

                                          (EXACT NAME OF ISSUING ENTITY)

                                       COMMISSION FILE NUMBER OF DEPOSITOR:
                                                    333-140610

                                         RESIDENTIAL ACCREDIT LOANS, INC.

                               (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                                         RESIDENTIAL FUNDING COMPANY, LLC

                                (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                                                           None
           (STATE OR OTHER JURISDICTION                                           (I.R.S. EMPLOYER
                 OF INCORPORATION)                                               IDENTIFICATION NO.)

                         c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
                                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                         Registrant's telephone number, including area code (952) 857-7000

                         _________________________________________________________________

                           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On October 9, 2007  Residential  Accredit  Loans,  Inc.  caused the issuance and sale of the Mortgage  Asset-Backed
Pass-Through  Certificates,  Series 2007-QH9,  pursuant to a Series Supplement,  dated as of September 1, 2007, and the Standard Terms of Pooling and Servicing  Agreement,  dated as of September 1, 2007, among Residential  Accredit
Loans,  Inc., as company,  Residential  Funding Company,  LLC, as master servicer,  and Deutsche Bank Trust Company
Americas,  as  trustee.  The  mortgage  loans  were  sold  to  Residential  Accredit  Loans,  Inc.  pursuant  to an
Assignment and Assumption  Agreement,  dated as of October 9, 2007, between  Residential  Funding Company,  LLC and
Residential Accredit Loans, Inc.

Item 9.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits  (executed  copies):  The  following  execution  copies of Exhibits to the Form
S-3 Registration Statement of the Registrant are hereby filed:

                                                                                                   Sequentially
Exhibit                                                                                              Numbered
Number                                                                                             Exhibit Page

10.1     Series  Supplement,  dated as of  September  1, 2007,  and the  Standard  Terms of Pooling  and  Servicing
         Agreement,  dated  as  of  September  1,  2007,  among  Residential  Accredit  Loans,  Inc.,  as  company,
         Residential  Funding  Company,  LLC, as master  servicer,  and Deutsche  Bank Trust Company  Americas,  as trustee.

10.2     Assignment and Assumption  Agreement,  dated as of October 9, 2007, between  Residential  Funding Company,
         LLC and Residential Accredit Loans, Inc.

99.1     Mortgage Loan Schedule.

                                                    SIGNATURES

                  Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              RESIDENTIAL ACCREDIT LOANS, INC.

                                                              By: /s/Heather Anderson

                                                                  Name:   Heather Anderson
                                                                  Title:   Vice President

Dated:  October 24, 2007

EXHIBIT 10.1

Series  Supplement,  dated as of September  1, 2007,  and the Standard  Terms of Pooling and  Servicing  Agreement,
dated as of September 1, 2007, among Residential  Accredit Loans,  Inc., as company,  Residential  Funding Company,
LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT 10.2

Assignment and Assumption  Agreement,  dated as of October 9, 2007, between  Residential  Funding Company,  LLC and
Residential Accredit Loans, Inc.

EXHIBIT 99.1

Mortgage Loan Schedule